EXHIBIT 99.7

ALLIANCE CAPITAL

First Quarter 2001 Review

Bruce W. Calvert	John D. Carifa	Lewis A. Sanders
CEO	President and COO	CIO

April 30, 2001

Introduction

    As you know, the SEC has recently adopted Regulation FD. In light of Regulation FD, we will be limited in responding to inquiries from investors or analysts in a nonpublic forum. Therefore, we encourage you to ask all questions of a material nature on this conference call.

Forward-Looking Statements

    Certain statements provided by Alliance Capital Management L.P. ("Alliance Capital") and Alliance Capital Management Holding L.P. ("Alliance Holding") in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital's sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates. Alliance Capital and Alliance Holding caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

First Quarter Financial Highlights

All information compared to fourth quarter 2000

• Stock market declined significantly as demonstrated by the S&P 500's drop of 12%

• One-year large cap equity performance exceeded benchmarks

• Positive cash flows in all market channels

• Total AUM down 5% vs. 4Q00

    • growth equity AUM down 14.6%

    • value equity AUM down 1.2%

    • fixed income AUM up 10.3%

• Average AUM down 1.5%

• Operating expense levels down 5%, headcount was kept flat; additions to headcount will be limited to strategic initiatives

• Implemented "Best Practices" expense review

• Continued strategic initiatives spending

• Alliance Holding's net operating earnings down 9%, and down only 1% before performance fees

• Alliance Holding's distributions down 13%

Market Depreciation Offsets Net Cash Flows

	Retail	Institutional Investment Mgmt	Private Client	Total
• Dec 2000 AUM	$163	$254	$37	$454
• Net New Business	5	5	1	11
• Australia JV	5	3	—	8
• Market Depreciation	(17)	(22)	(1)	(40)

• Mar 2001 AUM	$156	$240	$37	$433

Operating Partnership Financial Highlights

	1Q 2001	4Q 2000	% change
• Revenues:
Base Fee & Other	$738	$743	-1%
Performance Fee	4	50	-92%
• Expenses	(547)	(578)	-5%

• Net Operating Earnings	$195	$215	-9.3%

• Net Operating Earnings per Unit	$0.76	$0.84	-9.5%
• Base Fee Earnings per Unit	0.75	0.76	-1%
• Performance Fee Earnings per Unit	0.01	0.08	-88%

(in $ millions)

Alliance Holding
Per Unit Financial Highlights

	1Q 2001	4Q 2000	% change
• Diluted Net Income	$0.52	$0.50	+4%
• Amortization of Intangible Assets	0.17	0.17	0%
• Non-recurring Items, Net	—	0.09	N/A

• Net Operating Earnings	$0.69	$0.76	-9%

• Base Fee Earnings	0.68	0.69	-1%
• Performance Fee Earnings	0.01	0.07	-86%

Alliance Holding Distributions Per Unit

	1Q 2001	4Q 2000	% change
• Base Fee Distributions	$0.67	$0.68	-1%
• Performance Fee Distributions	0.01	0.07

• Distributions (excluding sale of Polish JV)	0.68	0.75	-9%
• Polish JV Proceeds	—	0.03

• Total Distributions	$0.68	$0.78	-13%

Profit Margins Decreased

	1Q 2001	4Q 2000
• Pre-Tax Net Operating Margins	34.1%	35.1%
• Higher net distribution expenses resulting from:

    • Reduction in assets under management of higher fee equity mutual funds

    • Increase in assets under management of lower fee cash management products

Declining Market Values Increase Net Distribution Expenses

• Long-term funds share classes:

    • A - front end load

      • Revenues and ongoing payments vary with NAV

      • No impact on distribution margins

    • B - back end load and C - level load

      • Distribution revenues and ongoing payments vary with NAV

      • Amortization of deferred up-front payments remains fixed

      • Decline in distribution margins

• Cash management

    • Lower margin business

    • Distribution payments exceed distribution revenues

Tight Control of Expenses—But Strategic Investing Continues

• Implemented "best practices" review

    • Ending staff level was flat with year end ("soft freeze")

    • "Out-of-pocket" spending policies reviewed and increases in technology spending slowed

• Selectively investing in:

    • International retail marketing

    • CollegeBoundfund marketing

    • E-wholesaling

    • Private Client

    • International Institutional Research Services

    • Technology

Retail Highlights

• Revenues for 1Q01: $404 million

• Quarter-end AUM: $156 billion

• 1Q01 net new sales: $4.8 billion

    • U.S. net sales: $1.7 billion, down 24% from 4Q 2000

    • Non-U.S. net sales: $1.1 billion, up 32% over 4Q 2000

    • Cash management net sales: $2.0 billion

• Increasing sales of CollegeBoundfund

• Launch of AllianceBernstein funds in U.S. and internationally

A Diverse Retail Mix

$156 Billion at March 31, 2001

Amounts in $ billions.

Retail Changes in Assets Under Management

	U.S. Funds	Non-U.S. Funds	Variable Annuity	Wrap	Total
• Dec 2000 AUM	$89	$18	$41	$15	$163
• Long-term product net sales	1	1	—	1	3
• Net cash management sales	2	—	—	—	2

• Net new business	3	1	—	1	5
• Australia JV	—	5	—	—	5
• Market depreciation	(8)	(1)	(5)	(3)	(17)

• March 2001 AUM	$84	$23	$36	$13	$156

Assets reflect 100% of the assets managed by the Joint Venture companies. Amounts in $ billions.

Alliance Non-Proprietary Market Share Trends

Gross Sales	Net Sales

Source: Alliance Capital and ICI. U.S. Based Funds

Average Global Daily Gross Sales

Amounts in $ millions

Retail Investment Performance

	Annualized Performance			Percentile Ranking or Benchmark Performance*
	YTD	1 Year	5 Year	YTD		1 Year		5 Year
U.S. Funds
Premier Growth	(18.2)%	(38.6)%	14.4%	39%		59%		21%
(Large Cap Growth)
Technology	(26.1)	(53.3)	14.2	23		18		62
(Science and Technology)
Growth & Income	(3.4)	7.3	17.6	41		38		7
(Multi-Cap Value)
North American Gov't Trust	1.5	11.0	14.3	37		5		1
(Global Income)
Non-U.S. Funds
Global Growth Trends	(13.5)	(22.2)	13.1	43		25		8
(Global Growth)
Wrap
Regent Large Cap Equity	(12.9)	(22.6)	17.7	(11.9	)*	(21.7	)*	14.2	*

* Performance of S&P 500, benchmark
Mutual fund performance, Regent Wrap, and Lipper data through 3/31/01.
Percentile rankings based on Lipper for mutual funds.

Alliance/Bernstein Institutional Investment Management Highlights

• 1Q01 revenues: $170 million

• 1Q01 AUM: $240 billion

• 80 new separate account wins totaling $5.6 billion AUM

• Client terminations decreased 32% from 4Q00

• Net sales were $2.3 billion

First Quarter Institutional Separately Managed Account Wins

80 New Accounts
$5.6 Billion in AUM
26 Investment Disciplines

Equity Products	New Accounts	Fixed Income Products	New Accounts
Large Cap Growth	11	Sector Rotation	5
Disciplined Growth	5	Insurance	1
Global Large Cap Growth	2	Other	1
International Large Cap Growth	1
Emerging Markets Growth	3	Other Products
Japan Growth	2	Commingled Vehicles	14
Multi Cap Growth	1	Passive	1
Mid Cap Growth	1
Small Cap Growth	1
Large Cap Core	4
Balanced Large Cap Core	1
Diversified Value	15
Strategic Value	2
Relative Value	1
Balanced Diversified Value	1
Small/Mid Cap Value	1
Global Value	1
International Value	1
Canadian Value	1
UK Value	1
Other	2

Institutional Separate Account Composite Performance(1)

	Annualized Performance(1)			Percentile Ranking Ranking(2) or Benchmark Performance*
Growth Composites
	YTD	1 Year	5 Year	YTD		1 Year		5 Year
Large Cap Growth	(16.8)%	(35.9)%	16.6%	19%		33%		23%
(Growth Equity)
Multi Cap Growth	(22.4)	(36.2)	12.8	62		47		44
(All Cap Growth Equity)
Research Managed	(16.0)	(24.1)	14.0	15		12		43
(Growth Equity)
Small Cap Growth	(19.3)	(23.7)	11.2	55		23		37
(Small Cap Growth)
International Large Cap Growth	(15.5)	(33.0)	5.2	74		80		64
(Non-U.S. Equity)
Japan Growth	(11.3)	(45.3)	2.3	(8.6	)*	(34.9	)*	(6.5	)*
(MSCI Japan)
European Growth	(19.0)	(31.5)	n/a	(15.5	)*	(22.7	)*	10.8	*
(MSCI Europe)
Fixed Income Composite
Enhanced Sector Rotation	3.0	12.1	7.6	62		64		26
(Active Core Fixed Income)

* Performance of benchmarks.
(1) Investment performance shown net of investment management fees.
(2) Frank Russell percentile rankings based on gross fee performance.
See Performance Disclosure.
Composite, benchmark, and Frank Russell data as of 3/31/01.

Institutional Separate Account Composite Performance(1)
Value Composites

	Annualized Performance(1)			Percentile Ranking(2)
	YTD	1 Year	5 Year	YTD	1 Year	5 Year
Strategic Value	0.2%	18.0%	12.7%	15%	21%	63%
(Large Cap Value)
Diversified Value	(1.8)	14.4	n/a	31	37	n/a
(Large Cap Value)
Relative Value	(4.0)	8.1	17.7	58	57	12
(Large Cap Value)
Small Cap Value	(0.4)	16.0	11.0	65	49	81
(Small Cap Value)
International Value	(5.8)	(6.9)	9.3	3	11	25
(International Equity: non-US)

(1) Investment performance shown net of investment management fees.
(2) Frank Russell percentile rankings based on gross fee performance.
See Performance Disclosure.
Composite and Frank Russell data for percentile rankings as of 3/31/01.

Private Client Highlights
Bernstein Investment Research & Management

• 1Q01 total revenues: $87 million

• 1Q01 AUM: $37 billion

• Net new flows of $800 million—reversing trend

• Number of new accounts increased by 36%

• Launched cash management product

• Opened Minneapolis office in April

Institutional Research Services Highlights

• 1Q01 revenues: $64 million

    • Market share increased 5%

    • NYSE volume 7% higher

Our Mission

To be the premier

global research and investment management organization

through superior performance

across a broad range of investment disciplines

for a diverse group of clients

A Broad Range of Investment Disciplines

A Diverse Group of Clients

Delivered Through a Global Investment Platform

Includes investment professionals and analysts from joint venture affiliates and non-key investment locations.

Supported Through a Global Marketing and
Customer Service Platform

With the Goal of Creating Unitholder Value

(Distributions per Unit)

*Based on LTM distributions for periods ending 1Q01 and 1Q96.
Adjusted for two-for-one Unit split in 1998.

Positioned For Growth

• Worldwide research and investment capabilities

• Unique strengths in growth and value investing

• Highly regarded marketing and client service teams

• Well-positioned in retail, institutional and private client channels

• Continued underlying business strength

• Strong financials

• Cogent strategy

Performance Disclosure
Alliance Capital Management L.P.

    Alliance Capital Management L.P. ("Alliance Capital"), is a registered investment advisor. Alliance Capital had $433 billion in assets under management as of March 31, 2001. Performance figures in this report have been presented net of investment management fees. Net performance figures have been calculated by deducting the highest fee charged to an account in a composite from inception of the composite to December 2000. The annual fees used: 1.00% for Small Cap Growth, 0.90% for Large Cap Growth from 1/1/00 to 12/31/00 and 0.75% from 1/1/78 to 12/31/99, 0.75% for International Large Cap Growth, Relative Value, Multi-Cap Growth, Research Managed, Japanese Equity and European Growth, and 0.29% for Enhanced Sector Rotation. The average fee was applied to accounts within the composite to compute the net of fee calculation from January 2001 forward. The average fees applied were: 0.84% for Small Cap Growth, 0.31% for Large Cap Growth and International Large Cap Growth, 0.18% for Relative Value, 0.61% for Multi-Cap Growth, 0.15% for Research Managed, 0.43% for Japanese Equity, 0.75% for European Growth, and 0.19% for Enhanced Sector Rotation. Both fee structures exclude accounts with performance based fee arrangements and balanced accounts which may be charged an equity fee rate. Net of fee performance figures reflect the compounding effect of such fees.

    No representation is made that the performance of these investment accounts are indicative of future performance. Performance figures for each account are calculated monthly on a trade-date basis using an internal rate of return calculation. Monthly market values include income accruals and reflect the daily weighting of cash flows. The composite results are asset weighted on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns resulting in a time-weighted rate of return.

    The Composites include discretionary tax-exempt accounts with assets over $10 million which are not subject to significant investment restrictions imposed by clients, except for the European Growth Composite which consists of one taxable account. The Composites are asset weighted and have been built according to AIMR Performance Presentation Standards. AIMR has not been involved with the preparation or review of this report. Alliance Capital received attestation from KPMG LLP for Level 1 and 2 AIMR Verification for 1992, 1993, 1994, 1996, 1997 and 1998. We are currently reviewing 1999 and 2000. This verification and other composites are available upon request.

    Composites used for performance reporting purposes represent the following:

Strategy	Number of Accounts	Assets ($mm)	% of Total Firm Assets

Large Cap Growth	286	30,802	7%

Research Managed	2	3,570	1%

Small Cap Growth	12	1,329	‹1%

Multi Cap Growth	12	824	‹1%

Relative Value	8	1,517	‹1%

International Large Cap Growth	5	1,749	‹1%

Japanese Equity	5	2,070	‹1%

European Growth	1	1,798	‹1%

Enhanced Sector Rotation	27	2,956	1%

Performance Disclosure (con't)
Alliance Capital Management L.P. — Bernstein Investment Research & Management Unit

   Bernstein Investment Research and Management, a unit of Alliance Capital Management L.P. ("Bernstein") has used the following standards of measurement in compiling its performance data:

   1) Performance Statistics Are Not Financial Statements—There are various methods of compiling or reporting performance statistics. The standards of performance measurement used by The Bernstein Investment Research and Management, a Unit of Alliance Capital Management L.P. ("Bernstein") in compiling these data are in accordance with the methods set forth by the Notes below. Past performance statistics may not be indicative of future results and may differ for different time periods.

   2) Total Return—Performance results of accounts and comparisons are made on a total-return basis which includes all dividends, interest and accrued interest, and realized and unrealized gains or losses. Securities are included in accounts on a trade date basis. Performance results are after deductions of all transaction charges and fees through 1982. Beginning in 1983, performance results are after transaction charges and before fees.

   3) Rate of Return—Investment results are computed on a "time-weighted" rate-of-return basis. Assuming dividends and interest are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. In computing the "time-weighted rate of return", if an account's net monthly cash flow exceeds 10% of its beginning market value, the cash flows are weighted on a daily basis. When an account's net monthly cash flows are less than 10% of its beginning market value, the cash flows are weighted by the "end of the month" assumption. Beginning 2001, all cashflows are daily-weighted using the modified Dietz method.

   4) Preparation of Data—Investment results on a quarterly basis for all accounts in the cited category under the discretionary management of Bernstein's Investment Policy Group for the entire quarter were added together and the sum divided by the total number of accounts in each quarter through 1992; beginning in 1993 quarterly performance was for all accounts weighted by their market value. These quarterly performance figures were then linked to produce a continuous-performance index. The continuous-performance index from inception was used to create point-to-point comparisons. Closed accounts are included for each full quarter prior to their closing. From inception, returns for Diversified Value optimized against the Russell 1000 Value Index exclude certain accounts with special restrictions imposed by clients. Strategic Value returns include all accounts offered from 1974-1982 and, from 1983-1999, all Strategic Value accounts with $5 million or more in assets. Beginning January 1, 2000, results exclude accounts with a client-directed margin balance of 20% or more of market value at any month end. From July 1993 quarterly results were those of GDP-weighted, half-hedged International Value accounts separately managed in US dollars.

   5) Investment Management Performance Statistics and Dispersion—Performance statistics and dispersion are shown before the deduction of investment management fees. Dispersion, or standard deviation, measures the variability of account returns within a composite. In a normal distribution, approximately two-thirds of the account returns will fall within the range of one standard deviation above and below the equal-weighted mean return. Beginning in 1993, performance is weighted by account size, therefore dispersion is calculated from the asset-weighted mean. Dispersion of performance for accounts under management are: Diversified Value (Russell 1000 Value) - 1999: 1.7%; 2000: 1.9; 2001: N/A; Strategic Value - 1974: 29.1; 1975: 26.5; 1976: 17.6; 1977: 8.3; 1978: 11.5; 1979: 9.0; 1980: 8.7; 1981: 5.6; 1982: 5.5; 1983: 2.9; 1984: 1.6; 1985:1.6; 1986: 1.1; 1987: 1.7; 1988: 1.7; 1989: 1.3; 1990: 1.2; 1991: 2.0; 1992: 1.4; 1993: 1.2; 1994: 1.2; 1995: 1.3; 1996: 1.2; 1997: 1.5; 1998: 2.5; 1999: 2.5; 2000: 2.6; 2001: N/A; Small-Cap Value - 1991: 1.3; 1992: 1.3; 1993: 1.5; 1994: 1.6; 1995: 1.6; 1996: 1.2; 1997: 1.0; 1998: 1.8; 1999: 1.6; 2000: 1.7; 2001: N/A; International Value (GDP-Weighted, Half-Hedged) 1993:2H: 0.5; 1994: 0.9; 1995: 1.1; 1996: 1.0; 1997: 1.3; 1998: 1.6; 1999: 1.8; 2000: 1.6; 2001:N/A.

Performance Disclosure (con't)
Alliance Capital Management L.P. — Bernstein Investment Research & Management Unit

   6) Investment Management Fees and Notice to Financial Consultants—Bernstein has published investment management fee schedules for varying sizes of accounts, which are described in our Form ADV. The following before-fee and after-fee cumulative annualized rates of return illustrate the cumulative effects of the deduction of fees: Diversified Value (Russell 1000 Value) - 2000: 13.8%, 13.3%; 2 yrs 1999:2Q-2001:1Q: 6.9%, 6.5%; Strategic Value - 2000: 10.5%, 10.0%; 5 yrs 1996-00: 14.2%, 13.7%; 27-1/4 yrs 1974-2001:1Q:16.1%, 15.6%; Small-Cap Value - 2000: 20.6%, 19.7%; 5 yrs 1996-2000: 12.2%, 11.4%; 10-1/4 yrs 1991-2001:1Q: 16.9%, 16.1%; International Value (GDP-Weighted, Half-Hedged): 2000: (2.1%), (2.7%); 5 yrs 1996-2000: 12.4%, 11.8%; 8-3/4 yrs 1992:3Q-2001:1Q: 11.5%, 10.7%. The following are the account after-fee annual rates of return: Diversified Value (Russell 1000 Value) - 1999:2Q-4Q: 2.0%; 2000: 13.3%; 2001:1Q: (1.8%); Strategic Value - 1983: 26.5%; 1984: 11.9%; 1985: 27.9%; 1986: 8.3%; 1987: 12.7%; 1988: 20.3%; 1989: 20.4%; 1990: (23.3%); 1991: 31.7%; 1992: 26.1%; 1993: 26.8%; 1994: 0.7%; 1995: 37.2%; 1996: 24.0%; 1997: 27.2%; 1998: 9.9%; 1999: (0.2%); 2000:10.0%; 2001:1Q: (0.4%); Small-Cap Value - 1991: 49.7%; 1992: 25.2%; 1993: 11.6%; 1994: 2.0%; 1995: 26.4%; 1996: 15.2%; 1997: 30.5%; 1998: (3.7%); 1999: (1.1%); 2000: 19.7%; 2001:1Q: (0.4%); International Value (GDP-weighted, half-hedged):1992:2H: (5.0%); 1993: 35.9%; 1994: 5.3%; 1995: 8.8%; 1996: 18.2%; 1997: 10.0%; 1998: 13.5%; 1999: 21.5%; 2000: (2.7%); 2001:1Q: (5.8%). Pursuant to the Securities and Exchange Commission's no-action letter in Clover Capital Management, Inc. , financial consultants to whom we supply before-fee performance data may utilize the data only in one-on-one presentations.

   7) Financial Securities Environment—Various indices are used to indicate the type of investment environment existing during the time periods shown.

Strategy	Number of Accounts	Assets ($mm)	% of Total Firm Assets

Strategic Value (accts. over $5 million)	377	17,084	4%

Diversified Value (opt to Russell 1000 Value)	37	1,074	‹1

Small Cap Value	58	1,633	‹1

International Value (half-hedged, GDP wtd)	63	1,227	‹1

Alliance Capital 1Q01 Earnings

Presentation Appendix

Alliance Capital—Investment Considerations

Alliance Capital (The Operating Partnership)
• Assets Under Management:	$433 billion
• Market Value(1):	$11.7 billion

Alliance Holding (The Publicly Traded Partnership)
• NYSE	Ticker: AC
• AC: Market Capitalization (public)	$3.4 billion
• Current Price:	$46.60
• Trailing Twelve Month Yield	6.5%
• 10 year DPU Growth Rate	21%
• 5 year DPU Growth Rate	26%

(1) Value of operating partnership is based upon price of Alliance Holding units as of 4/24/01 and total outstanding Alliance Capital units as of 3/31/01.
Current price, market capitalization, and yield as of 4/24/01. AUM as of 3/31/01.

2

Ownership Structure—Alliance Capital

Alliance Capital Beneficial Ownership
If all unexercised options are included, Alliance employee ownership is 20%.

** AXA Financial ownership includes General Partnership interests.
Employee ownership percentage includes restricted unit awards pursuant to 1999 Partners Plan.

3

Financial Results—Alliance Capital (The Operating Partnership)

	1st Quarter	4th Quarter		1st Quarter
			% Change			% Change
	2001	2000		2001	2000
Revenues
Advisory Fees	$498	$544	(8)	$498	$374	33
Distribution Revenues	140	152	(8)	140	147	(5)
Inst. Research Services	64	56	14	64	—	—
Other	40	41	(3)	40	27	48

	742	793	(6)	742	548	35
Operating Expenses	537	568	(5)	537	390	38

Operating Income	205	225	(9)	205	158	30
Amortization of Intangibles	43	43	0	43	1	4,324
Non-recurring Items	—	23	(100)	—	(24)	(100)

Income Before Taxes	162	159	2	162	181	(11)
Income Taxes	10	11	(6)	10	10	(2)

NET INCOME	$152	$148	3	$152	$171	(11)

BASE FEE EARNINGS	$192	$194	(1)	$192	$142	35
PERFORMANCE FEE EARNINGS	3	21	(85)	3	6	(44)

NET OPERATING EARNINGS(1)	$195	$215	(9)	$195	$148	32

(1) Net Operating Earnings: Net income excluding amortization of intangibles and non-recurring items.
Amounts in $ millions.

4

Financial Results—Alliance Holding (The Publicly Traded Partnership)

	1st Quarter	4th Quarter		1st Quarter
			% Change			% Change
	2001	2000		2001	2000
Equity in Earnings of Operating Partnership	$45	$43	4	$45	$71	(37)
Income Taxes	6	6	(7)	6	5	9

NET INCOME	$39	$37	6	$39	$66	(41)

DILUTED NET INCOME PER UNIT	$0.52	$0.50	4	$0.52	$0.88	(41)
Amortization of Intangibles per Unit	0.17	0.17	0	0.17	—	n/a
Non-recurring Items per Unit	—	0.09	(100)	—	(0.13)	(100)

NET OPERATING EARNINGS PER UNIT(1)	$0.69	$0.76	(9)	$0.69	$0.75	(8)

BASE FEE EARNINGS PER UNIT	$0.68	$0.69	(1)	$0.68	$0.72	(6)
PERFORMANCE FEE EARNINGS PER UNIT	0.01	0.07	(86)	0.01	0.03	(67)

NET OPERATING EARNINGS PER UNIT(1)	$0.69	$0.76	(9)	$0.69	$0.75	(8)

UNITHOLDER DISTRIBUTION PER UNIT	$0.68	$0.78	(13)	$0.68	$0.74	(8)

(1) Net Operating Earnings per Unit: Diluted Net income excluding Alliance Holding's proportionate share of amortization of intangibles and non-recurring items.

5

Alliance Capital (The Operating Partnership)
Consolidated Balance Sheet

	3/31/01	12/31/00
Assets
Cash and investments	$532,582	$556,569
Restricted cash and securities	935,440	1,306,334
Receivable from brokers and dealers	956,734	1,316,694
Receivable from brokerage clients	191,148	187,945
Fees receivable	321,114	401,609
Furniture, equipment and leasehold improvements, net	204,840	199,699
Intangible asset, net	3,387,574	3,430,708
Deferred sales commissions, net	703,043	715,692
Other assets	135,643	155,512

Total Assets	$7,368,208	$8,270,762

Liabilities and Partners' Capital
Liabilities:
Payable to brokers and dealers	$671,295	$882,576
Payable to brokerage clients	1,218,307	1,636,869
Payable to Alliance mutual funds	218,680	279,249
Accounts payable and accrued expenses	173,768	238,640
Accrued compensation and benefits	332,408	313,426
Debt	671,226	782,232
Minority interest in consolidated subsidiaries	8,125	4,093

Total Liabilities	3,307,307	4,137,085
Partners' Capital	4,060,399	4,133,677

Total Liabilities and Partners' Capital	$7,368,208	$8,270,762

Amounts in $ thousands. Unaudited

6

Alliance Capital (The Operating Partnership)
Consolidated Cash Flow

	3 Months Ended
	3/31/01	3/31/00
Cash flows from operating activities:
Net Income	$152,274	$171,150
Non-cash items:
Amortization and depreciation	111,578	61,094
Other, net	18,740	9,977
Changes in assets and liabilities, net	46,453	(30,524)

Net cash provided from operating activities	329,045	211,697

Cash flows from investing activities:
Purchases of investments, net	4,582	(37,048)
Additions to furniture, equipment and leasehold improvements, net	(15,346)	(9,118)

Net cash used in investing activities	(10,764)	(46,166)

Cash flows from financing activities:
Proceeds from insurance debt	3,211,482	2,273,002
Repayment of borrowings	(3,331,875)	(2,238,561)
Distributions to partners	(214,843)	(158,205)
Other	(1,201)	(38,968)

Net cash used in financing activities	(336,437)	(162,732)

Net (decrease)/increase in cash	(18,156)	2,799
Cash at the beginning of period	216,251	80,185

Cash at the end of period	$198,095	$82,984

Amounts in $ thousands. Unaudited

7

Revenues

$742 million in 1Q01

Amounts in $ millions.

8

Assets Under Management by Orientation

$433 Billion at March 31, 2001

By Investment Orientation	By Client Orientation

Amounts in $ billions.

9

Assets Under Management by Client by Client Location(1)

$433 Billion at March 31, 2001

(1) Assets are categorized by country domicile of client accounts.
Amounts in $ billions.

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Changes in Assets Under Management
Three Months Ended March 31, 2001

	Retail	Institutional Investment Management	Private Client	Total
Beginning of period	$163,306	$253,539	$36,834	$453,679
Sales/new accounts	11,452	6,097	1,885	19,434
Redemptions/terminations	(8,618)	(3,567)	(1,468)	(13,653)
Net cash management sales	1,992	2,967	—	4,959
Cash flow*	—	(303)	384	81
Unreinvested dividends	(200)	(20)	—	(220)

Net new business	4,626	5,174	801	10,601
Australia JV	5,405	3,152	—	8,557
Market depreciation	(17,402)	(21,574)	(644)	(39,620)

End of period	$155,935	$240,291	$36,991	$433,217

* Cash flow represents separately managed account client flows.
Assets reflect 100% of the assets managed by the Joint Ventures. Amounts in $ millions.

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Market Share of Gross Sales of U.S.-Based Mutual Funds In Key Advisor-Assisted Channels

Nonproprietary gross sales domestic long-term funds.
Source: ICI

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Alliance Capital (The Operating Partnership)
Retail AUM and Net Sales

(in millions)

		Quarters
	AUM 3/31/01	Net Flows 1Q 2001	Net Flows 1Q 2000	Net Flows 4Q 2000
U.S. Based Mutual Funds	$51,990	$889	$3,479	$742
Non-U.S. Based Mutual Funds:
Luxembourg Funds	6,512	296	762	425
EPTA Funds	3,707	1	1,253	427
India	639	(137)	295	6
Japan ITM	3,045	148	(321)	(107)
Other Funds	588	14	(47)	(9)
Joint Venture Funds	8,318	773	(62)	89

Total Non-U.S.	22,809	1,095	1,880	831

Wrap	13,393	583	1,600	825
Variable Annuity	36,194	267	617	743

Total Long-Term	124,386	2,834	7,576	3,141
Cash Management	31,549	1,992	2,748	2,802

Total	$155,935	$4,826	$10,324	$5,943

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Alliance Capital (The Operating Partnership)
Institutional Money Management AUM and Net Sales

(in millions)

		Quarters
	AUM 3/31/01	Net Flows 1Q 2001	Net Flows 1Q 2000	Net Flows 4Q 2000
Mutual Funds
U.S. Based	$1,102	$(72)	$59	$(12)
Non-U.S. Based:
Luxembourg	970	294	357	133
Structured Products	4,139	(9)	—	(178)
Other	81	6	5	(16)

Total Non-U.S.	5,190	291	362	(61)

Separate Accounts	222,678	2,008	(2,737)	2,083

Total Long-Term	228,970	2,227	(2,316)	2,010
Cash Management	11,321	2,967	1,454	(615)

Total	$240,291	$5,194	$(862)	$1,395

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Alliance Capital (The Operating Partnership)
Private Client AUM and Net Sales

(in millions)

		Quarters
	AUM 3/31/01	Net Flows 1Q 2001	Net Flows 1Q 2000	Net Flows 4Q 2000
Mutual Funds	$11,282	$(169)	$45	$(241)
Separate Accounts	25,709	970	(14)	(554)

Total Long-Term	36,991	801	31	(795)
Cash Management	—	—	—	—

Total	$36,991	$801	$31	$(795)

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Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.
Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

  • mutual funds sponsored by Alliance Capital and affiliated joint venture companies,

  • cash management products such as money market funds and deposit accounts,

  • mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

  • "managed money" products;

2.
Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

  • separate accounts,

  • mutual fund shares and classes sold principally to institutional investors and high net worth individuals,

  • sub-advisory relationships resulting from the efforts of the institutional marketing department,

  • hedge funds,

  • structured products, and

  • group trusts;

3.
Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

  • separate accounts,

  • hedge funds and

  • certain other vehicles; and

4.
Institutional Research Services to institutional clients by means of:

  • in-depth research,

  • portfolio strategy,

  • trading and

  • brokerage-related services.

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